UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

The Institutional International Equity Portfolio

The Core Fixed Income Portfolio

The Fixed Income Opportunity Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

(the “Affected Portfolios”)

July 7, 2020

To the Shareholders of the Affected Portfolios:

A Special Meeting (the “Special Meeting”) of shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on August 7, 2020 at 10:00 am (Eastern time) at the offices of the Trust. At the Special Meeting, shareholders of the Affected Portfolios will be asked to consider and vote upon important matters relating to the portfolio management services provided to them.

We encourage you to read the attached proxy statement (the “Proxy Statement”) thoroughly. While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box, and voting for or against the proposals described in the Proxy Statement. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Your proxy cards are not duplicates and you must vote separately for each Affected Portfolio.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote “FOR” the approval of each proposal.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date any enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board.

As always, we thank you for your confidence and support.

Sincerely yours,

Colette Bergman

Vice President & Treasurer

HC Capital Trust

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, Pennsylvania 19428

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE FIXED INCOME OPPORTUNITY PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

(the “Affected Portfolios”)

of

HC CAPITAL TRUST

to be held on August 7, 2020

TO THE SHAREHOLDERS:

Notice is hereby given (the “Notice of Meeting”) that a Special Meeting (the “Special Meeting”) of the shareholders of the Affected Portfolios of the HC Capital Trust (the “Trust”) will be held on Friday, August 7, 2020, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, Pennsylvania 19428, at 10:00 am (Eastern time) for the following purposes:

At the Special Meeting, the shareholders of each of the Affected Portfolios will be asked to consider the engagement of additional investment advisory organizations to provide portfolio management services to each of the Portfolios, as follows:

(1)	To approve or disapprove a Portfolio Management Agreement between the Trust and Pacific Investment Management Company LLC relating to The Institutional International Equity Portfolio.

(2)	To approve or disapprove a Portfolio Management Agreement between the Trust and Pacific Investment Management Company LLC relating to The Core Fixed Income Portfolio.

(3)	To approve or disapprove a Portfolio Management Agreement between the Trust and Pacific Investment Management Company LLC relating to The Fixed Income Opportunity Portfolio.

(4)	To approve or disapprove a Portfolio Management Agreement between the Trust and Pacific Investment Management Company LLC relating to The U.S. Corporate Fixed Income Securities Portfolio.

(5)	To approve or disapprove a Portfolio Management Agreement between the Trust and Pacific Investment Management Company LLC relating to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio.

(6)	To approve or disapprove a Portfolio Management Agreement between the Trust and Sound Point Capital Management, LP relating to The Fixed Income Opportunity Portfolio.

Shareholders of the Affected Portfolios will also transact such further business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals above is provided in the proxy statement attached to this Notice of Meeting.

Shareholders of record of the Affected Portfolios at the close of business on June 19, 2020 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return any enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card. Please note that if you are a shareholder in more than one of the Affected Portfolios you will receive a proxy card for each Affected Portfolio. Please sign and return each proxy card.

It is important that you return your signed proxy promptly so that a quorum may be ensured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON AUGUST 7, 2020

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at

www.hccapitalsolutions.com.

HC CAPITAL TRUST

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

PROXY STATEMENT

This proxy statement (“Proxy Statement”) and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”). The matters discussed in this Proxy Statement relate to the five series of the Trust identified in the table below (each an “Affected Portfolio” and collectively, the “Affected Portfolios”).

Proxies so solicited are intended for use at a special meeting of shareholders of the Affected Portfolios or any adjournment(s) of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 am (Eastern Time) on Friday, August 7, 2020 at the offices of the Trust located at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, for the purposes set forth in the accompanying notice (“Notice of Meeting”). Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Meeting and the enclosed proxy card(s) will first be mailed to shareholders on or about July 7, 2020. Only shareholders of record of one or more of the Affected Portfolios on June 19, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals (each, a “Proposal”) to be presented at the Special Meeting, and indicates which shareholders will be entitled to vote with respect to each of the Proposals and the number of shares outstanding (“Record Date Shares”) for each Affected Portfolio as of the Record Date:

Summary of Proposal	Affected Portfolio	Record Date Shares for Affected Portfolio
Proposal 1

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Pacific Investment Management Company LLC (“PIMCO”).	The Institutional International Equity Portfolio	HC Strategic Shares: HC Advisors Shares: 0

Proposal 2

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and PIMCO.	The Core Fixed Income Portfolio	HC Strategic Shares: HC Advisors Shares: 0

Proposal 3

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and PIMCO.	The Fixed Income Opportunity Portfolio	HC Strategic Shares: HC Advisors Shares: 0

Proposal 4

Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Corporate Fixed Income Securities Portfolio, and PIMCO.	The U.S. Corporate Fixed Income Securities Portfolio	HC Strategic Shares: HC Advisors Shares: 0

Proposal 5

Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, and PIMCO.	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	HC Strategic Shares: HC Advisors Shares: 0

Proposal 6

Approval of a Portfolio Management Agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and Sound Point Capital Management, LP (“Sound Point”).	The Fixed Income Opportunity Portfolio	HC Strategic Shares: HC Advisors Shares: 0

Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each Proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Affected Portfolio, you will receive a proxy card for each such Affected Portfolio. Shareholders must vote each proxy separately as each represents a separate Proposal for that one Affected Portfolio. Shareholders of each of the Affected Portfolios will vote together on the respective Proposals without regard to the class of shares held. If one or more of the Proposed Agreements is not approved by shareholders, none of the Proposed Agreements related to that particular Portfolio will be implemented.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the relevant Affected Portfolio. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the relevant Affected Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Affected Portfolios are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each Proposal. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of a Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Affected Portfolios. HC Capital Solutions, a separate operating division of Hirtle Callaghan & Co. LLC (the “Adviser”), serves as the primary investment adviser to the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve a Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of an Affected Portfolio’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2019 and Semi-Annual Report to Shareholders, dated December 31, 2019, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND.

Background. The Trust is a diversified, open-end management investment company. It is designed to operate as a “multi-manager” or “manager of managers” vehicle through which the Adviser and/or its affiliates implement certain asset allocation strategies on behalf of their investment advisory clients. Day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios (each, a “Portfolio”) by one or more investment advisory organizations (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser for each Portfolio, including the Affected Portfolios. In this capacity, the Adviser is responsible for selecting Specialist Managers that it believes will achieve favorable investment results relative to selected benchmarks; and/or monitoring the performance and adherence to stated styles of the Specialist Managers. The Adviser is also responsible for allocating portfolio assets among Specialist Managers and allocations to any Specialist Manager may vary between 0% to 100%, at the discretion of the Adviser. The Trust’s Board is responsible for oversight of the management of the business and affairs of the Trust.

Although each of the Specialist Managers is required to adhere to the investment objective, policies and restrictions of the Portfolio served, each firm is also expected to do so in the context of its particular investment management style. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to (a) identify and retain Specialist Managers who have achieved and will continue to achieve favorable investment results relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate portfolio assets among Specialist Managers.

The Adviser, with the oversight of the Trust’s Board of Trustees, is responsible for continuously monitoring both the overall performance of the Portfolios and the likelihood that continuation of individual Specialist Managers is consistent with the best interests of each Portfolio and the expectations of its shareholders. Similarly, the Adviser is responsible for monitoring other investment advisory organizations and, as an integral part of the Specialist Manager selection process, providing the Board with its recommendations about changes in each Portfolio’s roster of Specialist Managers, in each case with a view to enhancing the ability of the Portfolio to achieve its overall investment objective.

The Board has approved the engagement of each of the proposed Specialist Managers to serve each of the respective Affected Portfolios based on the recommendations of the Adviser.

Shareholder Action

Implementation of each of the proposed new agreements (the “Proposed Agreements”) requires the approval of the shareholders of the relevant Affected Portfolio. Provided shareholder approval is obtained, the Proposed Agreements will become effective as soon as is reasonably practicable following their approval by shareholders. If one or more of the Proposed Agreements is not approved by shareholders, the Portfolio or Portfolios for which the Proposals were rejected will continue to be managed by the current Specialist Managers pursuant to the terms and conditions of the portfolio management agreements then in effect and the Board will meet to determine the best course of action. The fact that one or more of the Proposals are not approved will not affect the implementation of those Proposals that are approved.

Further Information

Information about each of the Affected Portfolios, the Proposed Agreements and a comparison of the current and proposed fee structures is set forth below under Proposals No. 1 through 6; an illustration of the impact that the new fee structures would have had on each Affected Portfolio had they been in effect during the fiscal year ended June 30, 2019, appears in Appendices A-D to this Proxy Statement. Additional information concerning each of PIMCO and Sound Point is set forth in a Specialist Managers Guide in Appendix F to this Proxy Statement.

PROPOSALS NO. 1-5:

Approval of new Portfolio Management Agreements between the Trust and PIMCO,

on behalf of each of The Institutional International Equity Portfolio, The Core Fixed Income Portfolio, The

Fixed Income Opportunity Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S.

Mortgage/Asset Backed Fixed Income Securities Portfolio

At a meeting of the Board held on June 16, 2020, the Adviser recommended that PIMCO be contracted to provide additional portfolio management services to each of the Affected Portfolios.

PIMCO has acted as a Specialist Manager for several other Portfolios of the Trust at various times since 2011, and currently provides portfolio management services to The Institutional U.S. Equity Portfolio and The Commodity Returns Strategy Portfolio. PIMCO has been proposed to manage a portion of each of the Affected Portfolios.

With respect to The Institutional International Equity Portfolio, PIMCO would manage assets of the Portfolio in accordance with an international version of the strategy it currently employs for The Institutional U.S. Equity Portfolio. This strategy involves gaining passive exposure to the return of a selected securities index through the use of index-linked derivatives, such as futures contracts, while fully collateralizing that exposure with an actively managed, short-duration portfolio of fixed income securities, with the intention that the fixed income collateral will add an incremental return above that of the index. The Adviser believes that the addition of this strategy to the Portfolio will diversify the Portfolio’s sources of returns by adding security selection in short-term credit.

With respect to The Core Fixed Income Portfolio, PIMCO would manage two separate strategies, a corporate fixed income strategy and a securitized fixed income strategy. Both of these are actively managed strategies in which the Adviser anticipates that PIMCO’s extensive fixed income resources, global macroeconomic research insights and proprietary analytics will give it unique advantages in sourcing and analyzing global corporate and securitized fixed income securities.

With respect to the Fixed Income Opportunity Portfolio, PIMCO would manage either (1) a multi-sector fixed income strategy that spans investment and non-investment grade opportunity sets and seeks optimal risk-reward across securitized, emerging markets and high yield markets or (2) a traditional high yield bond strategy. The Adviser anticipates that PIMCO’s breadth of security analysis coverage, global macroeconomic research insights and proprietary analytics will give it unique advantages in sourcing and analyzing global fixed income securities. It is expected that The Fixed Income Opportunity Portfolio will change its name to The Corporate Opportunities Portfolio on or about August 17, 2020.

With respect to The U.S. Corporate Fixed Income Securities Portfolio, PIMCO would actively manage a portfolio of fixed income securities issued by U.S. corporations. The Adviser anticipates that PIMCO’s extensive fixed income resources, global macroeconomic research insights and proprietary analytics will give it unique advantages in sourcing and analyzing U.S. corporate fixed income securities.

With respect to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, PIMCO would actively manage a portfolio of fixed income securities issued by U.S. corporations. The Adviser anticipates that PIMCO’s extensive fixed income resources, global macroeconomic research insights and proprietary analytics will give it unique advantages in sourcing and analyzing U.S. securitized fixed income securities.

At the June 16, 2020 meeting of the Board, the Board approved PIMCO as an additional Specialist Manager for each of the Affected Portfolios and also approved the terms of the related Proposed Agreements. The terms of the Proposed Agreements with PIMCO are identical, with the exception of the applicable fees, to the terms of the Portfolio Management Agreements currently in effect between the Trust and PIMCO with respect to The Institutional U.S. Equity Portfolio and The Commodity Returns Strategy Portfolio.

The Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that any of the Proposed Agreements are not approved by an Affected Portfolio’s shareholders, the current Specialist Managers will continue to manage that Affected Portfolio. Once implemented, each of the Proposed

Agreements will remain in effect in accordance with its respective terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of each of the Affected Portfolios’ assets to be managed by PIMCO would be determined by the Adviser in order to achieve the desired total portfolio diversification and reward-risk characteristics.

Information about the basis upon which the Board based its approval of the respective Proposed Agreements is set forth below. Information about PIMCO is set forth in the Specialist Managers Guide in Appendix F, below. Information about each of the Affected Portfolios and the terms and conditions of the Proposed Agreements, including the proposed fee structures is also set forth below. A copy of the form of the Proposed Agreement with PIMCO appears as Exhibit 1 to this Proxy Statement

The management fees payable to PIMCO under the respective Proposed Agreements for each of the Core Fixed Income, U.S. Corporate Fixed Income Securities and U.S. Mortgage/Asset Backed Fixed Income Securities Portfolios will be higher than any of the fees payable to the current Specialist Managers serving each of those Portfolios. The fees in the Proposed Agreements reflect the specific services that PIMCO will provide to each respective Portfolio. Based on the current expectations regarding the portions of the Affected Portfolios to be allocated to PIMCO, it is anticipated that the overall management fees paid by each of the Core Fixed Income, U.S. Corporate Fixed Income Securities and U.S. Mortgage/Asset Backed Fixed Income Securities Portfolios will increase, although the exact level of such increase will depend on the allocation of assets amongst the various Specialist Managers. Appendices A-E provide illustrations of the impact of hypothetical allocations to the proposed new Specialist Managers on each Affected Portfolio’s fees and expenses if they had been in place during the fiscal year ended June 30, 2019.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF EACH OF THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO,

THE CORE FIXED INCOME PORTFOLIO, THE FIXED INCOME OPPORTUNITY PORTFOLIO, THE

U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO AND THE U.S. MORTGAGE/ASSET

BACKED FIXED INCOME SECURITIES PORTFOLIO

VOTE, RESPECTIVELY, “FOR” PROPOSALS NO. 1, 2, 3, 4 & 5

PROPOSAL NO. 6:

Approval of new Portfolio Management Agreement between the Trust,

on behalf of The Fixed Income Opportunity Portfolio, and Sound Point

At a meeting of the Board held on June 16, 2020, the Adviser recommended that Sound Point be contracted to provide additional portfolio management services to The Fixed Income Opportunity Portfolio in order to source, underwrite and structure private debt offerings and/or complete secondary market purchases of structured debt that comprises a wide range of issuers. It is anticipated that The Fixed Income Opportunity Portfolio will change its name to The Corporate Opportunities Portfolio on or about August 17, 2020.

Sound Point is a Specialist Manager that is new to HC Capital Trust. The Adviser believes that Sound Point is well positioned to contribute to The Fixed Income Opportunity Portfolio due to its substantial analytical resources related to distressed credit, a CLO business that provides insight into the breadth of the syndicated loan universe, strong underwriting skills and a significant origination network of restructuring advisors and law firms.

At the June 16, 2020 meeting of the Board, the Board approved Sound Point as an additional Specialist Manager for The Fixed Income Opportunity Portfolio and also approved the terms of the related Proposed Agreement. The terms of the Proposed Agreement with Sound Point are substantial similar, other than with respect to applicable fees, to the terms of the Portfolio Management Agreements currently in effect between the Trust and the various other Specialist Managers currently serving The Fixed Income Opportunity Portfolio.

The Proposed Agreement will become effective as soon as reasonably practicable following the Special Meeting. In the event that the Proposed Agreement is not approved by The Fixed Income Opportunity Portfolio’s shareholders, the current Specialist Managers will continue to manage the Portfolio. Once implemented, the Proposed Agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. The total percentage of The Fixed Income Opportunity Portfolio to be managed by Sound Point would be determined by the Adviser to achieve the desired total portfolio diversification and reward-risk characteristics.

Information about the basis upon which the Board based its approval of the respective Proposed Agreement is set forth below. Information about Sound Point is set forth in the Specialist Managers Guide in Appendix F, below. Information about The Fixed Income Opportunity Portfolio and the terms and conditions of the Proposed Agreement, including the proposed fee structure is also set forth below. A copy of the form of the Proposed Agreement with Sound Point appears as Exhibit 2 to this Proxy Statement.

The management fees payable to Sound Point under the Proposed Agreement will be higher than any of the fees payable to the current Specialist Managers serving The Fixed Income Opportunity Portfolio. The fees in the Proposed Agreement reflect the specific services that Sound Point will provide to The Fixed Income Opportunity Portfolio. Based on the current expectations regarding the portions of The Fixed Income Opportunity Portfolio to be allocated to Sound Point, it is anticipated that the overall management fees paid by The Fixed Income Opportunity Portfolio will increase with the addition of Sound Point, although the exact level of such increase will depend on the allocation of assets amongst the various Specialist Managers. Appendix C provides an illustration of the impact of hypothetical allocations to the new Specialist Managers on The Fixed Income Opportunity Portfolio’s fees and expenses if they had been in place during the fiscal year ended June 30, 2019.

THE BOARD RECOMMENDS THAT:

SHAREHOLDERS OF THE FIXED INCOME OPPORTUNITY PORTFOLIO

VOTE “FOR” PROPOSAL NO. 6

Factors Considered by the Board in Approving the Proposals.

At its regular meeting held on June 16, 2020, the Board, including a majority of the Independent Trustees, considered and approved each of the Proposed Agreements subject to the approval of the shareholders of the respective Affected Portfolios. In connection with its deliberations, the Board reviewed and considered information provided by each of PIMCO and Sound Point (together, the “Proposed Managers”) at the meeting. The Board also reviewed and considered information provided in response to a set of requests for information submitted to each Proposed Manager by the Independent Trustees in connection with their consideration of the Proposed Agreements. The Board reviewed and considered information about each Proposed Manager’s business operations, financial position, costs and/or profitability, other accounts and related information.

In concluding that approval of each of the Proposed Agreements was in the best interests of each of the respective Affected Portfolios and consistent with the expectations of its shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of each Affected Portfolio, the role of the various Specialist Managers currently serving each Affected Portfolio, and the potential benefits of engaging each of the Proposed Managers to manage a portion of each of the respective Affected Portfolios’ assets.

The Board also considered information provided to it by the Adviser and each of the Proposed Managers with respect to the nature and quality of the services expected to be provided by each of the Proposed Managers, each Proposed Manager’s performance record in managing investment accounts similar to the respective Affected Portfolios, each Proposed Manager’s commitment to maintaining a consistent investment strategy, the size and depth of each organization and other factors. The Board also considered the specific terms of each Proposed Agreement including fees payable to each of the Proposed Managers.

The information received from the Adviser included the Adviser’s overall evaluation of each of the Proposed Managers, the investment style that the Adviser expects each Proposed Manager to bring to its assignment, the Adviser’s expectations for each Affected Portfolio and the types of circumstances that may lead the Adviser to recommend changes in the level of assets allocated to the strategy assigned to each of the Proposed Managers.

In summary, the Board concluded that the implementation of each of the Proposed Agreements would be in the best interests of the Trust and the shareholders of each respective Affected Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to each Proposed Manager’s management style and past performance record. Specifically, in considering the nature, extent and quality (including performance) of the services expected to be provided by each Proposed Manager, the Board considered information provided by the Adviser and each Proposed Manager with respect to each Proposed Manager’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds, when applicable) in the past, and information relating to its compliance programs and back office systems. The Board further considered information with respect to the experience and professional backgrounds of the members of the proposed portfolio management teams. The Board also considered information provided throughout the year about PIMCO, which serves as a specialist manager for other of the Trust’s series, as well as information provided by a representative of Sound Point in a presentation made to the Board at its June 16, 2020 meeting. In concluding the fact that the services expected to be provided by each Proposed Manager were reasonably likely to benefit each respective Affected Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of each Proposed Manager to carry out the investment policies of each respective Affected Portfolio and to implement its investment strategies.

The Board also determined that the terms of each Proposed Agreement were fair and reasonable and that the rate at which each Proposed Manager would be compensated for its services under the applicable Proposed Agreements was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Affected Portfolios managed by other investment advisers (the “peer group”) and with information from each Proposed

Manager regarding the fee structures of its similarly-managed accounts. While the Board found the information presented useful as an indication of the range of fees and services in the peer groups and among similarly-managed accounts of each Proposed Manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of each Affected Portfolio and of the Trust as a whole and the fact that the rate at which each Proposed Manager is to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser. The Board was aware of the fact that implementing the proposed engagements could result in an increase in the overall advisory fees paid by each of the Affected Portfolios at certain asset levels, but balanced such possible increases against the advantage to each Affected Portfolio expected to be achieved by virtue of access to the various investment strategies to be employed by each Proposed Manager. The Board also recognized that the overall levels of advisory fees and expenses experienced by each Affected Portfolio depend upon the manner in which the assets of such Affected Portfolio are allocated among the various Specialist Managers by the Adviser.

In concluding that the engagement of each Proposed Manager would be appropriate and, further, that approval of each of the Proposed Agreements was in the best interests of shareholders of each respective Affected Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Affected Portfolios are designed primarily to serve as vehicles through which the Adviser implements asset allocation strategies on behalf of investment advisory clients of the Adviser and its affiliates and that shares of the Affected Portfolios are generally available only to such clients. The Board also had before it information to the effect that each of the Proposed Managers would be responsible only for the day-to-day investment decisions for that portion of the assets of the Affected Portfolio allocated to it. Moreover, the Board was informed that none of the Proposed Managers would participate in the administration of any of the respective Affected Portfolios or the distribution of their shares and would receive limited, if any, benefit from their association with the Affected Portfolios or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by each of the Proposed Managers, referencing the expected investment styles to be employed, the experience of the personnel expected to be assigned to each Affected Portfolio and the past performance of the organizations including, as applicable, peer group comparisons and comparisons with each Proposed Manager’s other similarly-managed accounts. The Board considered that each Proposed Manager is not affiliated with the Adviser and that the rate to be paid to each Proposed Manager represents arm’s-length negotiation between the Adviser and the Proposed Manager. For these reasons, the Board determined that the profitability to each Proposed Manager from its relationship with an Affected Portfolio was not a material factor in its deliberations with respect to consideration of the approval of each Proposed Agreement. The Board further considered that the arm’s-length negotiations between the Adviser and each Proposed Manager resulted in fee reductions and scheduled breakpoints designed to recognize economies of scale where appropriate.

Information About the Proposed Agreements.

Each of the Proposed Agreements requires the named service provider to: (i) provide a continuous investment program for that portion of the respective Affected Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of the 1940 Act. Each Proposed Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreements, each Affected Portfolio will pay the respective Proposed Managers a fee to be calculated as follows:

The Institutional International Equity Portfolio

PIMCO	PIMCO will receive a fee based on the average daily net asset value of that portion of The Institutional International Equity Portfolio’s assets managed by it, at an annual rate of 0.45% on the first $150 million of such assets and 0.40% for all assets allocated to it in excess of $150 million.

The Core Fixed Income Portfolio

PIMCO	PIMCO will receive a fee based on the average daily net asset value of that portion of The Core Fixed Income Portfolio’s assets managed by it, at an annual rate of 0.50% on the first $25 million of such assets, 0.375% on the next $25 million and 0.25% for all assets allocated to it in excess of $50 million.

The Fixed Income Opportunity Portfolio

PIMCO	PIMCO will receive a fee based on the average daily net asset value of that portion of The Fixed Income Opportunity Portfolio’s assets managed by it, at an annual rate of 0.50% on the first $100 million of such assets, 0.45% on the next $100 million and 0.40% for all assets allocated to it in excess of $200 million.

Sound Point	2.00%

The U.S. Corporate Fixed Income Securities Portfolio

PIMCO	0.60%

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

PIMCO	0.60%

For more information on the fees and expenses of the Affected Portfolios, see the pro-forma fee and expense tables in Appendices A-E.

With respect to duration and termination, each Proposed Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. Each Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the respective Affected Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If each Proposal is approved, the Proposed Agreements will become effective as soon as reasonably practicable following the Special Meeting. In the event that a Proposed Agreement is not approved by an Affected Portfolio’s shareholders, the current Specialist Managers will continue to manage that Affected Portfolio.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment and in the interests of the applicable Affected Portfolio.

VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE SPECIAL MEETING

The presence of the holders of 40% of the shares of an Affected Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting with respect to that Affected Portfolio. Approval of each Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of that Affected Portfolio. Under the 1940 Act, this term means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Affected Portfolio’s outstanding voting securities.

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the applicable Affected Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

ADDITIONAL INFORMATION

Management of the Trust.

Information about HC Capital Solutions. Under the terms of two separate discretionary investment advisory agreements (the “HC Agreements”) with the Trust, the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes the Adviser to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time. In addition, the HC Agreements provide that the Adviser will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Affected Portfolio’s average net assets. For the fiscal year ended June 30, 2019, the Adviser received advisory fees from The Institutional U.S. Equity Portfolio in the amount of $643,000, advisory fees from The Value Equity Portfolio of $290,000, advisory fees from The Growth Equity Portfolio of $396,000 and advisory fees from The ESG Growth Portfolio in the amount of $76,000.

The Adviser is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by Jonathan J. Hirtle. The Adviser’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, 5th floor, West Conshohocken, PA 19428. Geoffrey A. Trzepacz, Chief Operating Officer of Hirtle, Callaghan & Co., LLC, serves as President of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 10, 2020 and were last approved by shareholders of the Affected Portfolios on December 27, 2006 (The Core Fixed Income and Fixed Income Opportunity Portfolios), November 20, 2009 (The Institutional International Equity Portfolio) and November 22, 2010 (The U.S. Corporate Fixed Income Securities and U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio).

Information about the Other Specialist Managers.

The Institutional International Equity Portfolio

The Institutional International Equity Portfolio is currently managed by three Specialist Managers: City of London Investment Management Company Limited (“CLIM”), Mellon Investments Corporation (“Mellon”) and Parametric Portfolio Associates LLC (“Parametric”).

CLIM’s principal offices are located at 77 Gracechurch Street, London, EC3V 0AS, United Kingdom. Mellon’s principal offices are located at BNY Mellon Center, One Boston Place, Boston, MA 02108. Parametric’s principal offices are located at 800 Fifth Ave, Suite 2800, Seattle, WA 98104.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

CLIM

CLIM is entitled to receive an annual fee of 0.80% of average daily net assets of the first $50 million of “Combined Assets” (as defined below) and 0.40% of Combined Assets in excess of $50 million. “Combined Assets” is the sum of: the average daily net assets managed by CLIM in each of the International Equity and Institutional International Equity Portfolios; and the net assets invested in the same strategy as these Portfolios that are managed by CLIM for the benefit of certain other investors who are clients of the Adviser.

During the fiscal year ended June 30, 2019, CLIM received a fee of 0.62% of the average daily net assets of that portion of the Portfolio allocated to CLIM.

Mellon

So long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the developed market assets of the Portfolio managed by it, at an annual rate of 0.05% of assets committed to Mellon’s Index Strategy and 0.075% of the assets committed to Mellon’s Factor Strategy. If the Combined Mellon Assets fall below $2 billion, these fees will be calculated at an annual rate of 0.06% of assets committed to Mellon’s Index Strategy and 0.085% of the assets committed to Mellon’s Factor Strategy.

So long as the aggregate assets allocated to Mellon (“Combined Mellon Assets” as defined below) exceed $2 billion, Mellon receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the emerging market assets of the Portfolio managed by it, at an annual rate of 0.13%. If the Combined Mellon Assets fall below $2 billion, these fees will be calculated at an annual rate of 0.15%.

The term “Combined Mellon Assets” means the sum of: (a) the net assets of The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional U.S. Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio of the Trust (collectively, the “Trust Portfolios”) managed by Mellon; and (b) the net assets of each other investment advisory account for which HC Capital Solutions or one of its affiliates serves as investment adviser and for which Mellon provides portfolio management services using the strategies employed in the Trust Portfolios.

During the fiscal year ended June 30, 2019, no assets were allocated to Mellon in The Institutional International Equity Portfolio.

Parametric	For its services to the Portfolio related to its Liquidity Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to its Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to the Portfolio will be waived with respect to each calendar month during which no assets of the Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2019, Parametric received a fee of 0.07% of the average daily net assets for the portion of the Portfolio allocated to the Liquidity Strategy.

For its services to the Portfolio related to its Targeted Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below) committed to Parametric’s Targeted Strategy. The term “Targeted Strategy Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric is also entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. During the fiscal year ended June 30, 2019, no Portfolio assets were allocated to Parametric’s Targeted Strategy.

The Core Fixed Income Portfolio

The Core Fixed Income Portfolio is currently managed by two Specialist Managers: Agincourt Capital Management, LLC (“Agincourt”) and Mellon.

Agincourt’s principal offices are located at 200 South 10th Street, suite 800, Richmond, VA 23219.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

Agincourt

Agincourt is entitled to receive an annual fee of 0.08% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.

During the fiscal year ended June 30, 2019, Agincourt received a fee of 0.08% of the average daily net assets of that portion of the Portfolio allocated to Agincourt.

Mellon

For its services to The Core Fixed Income Portfolio for assets allocated to government and mortgage/asset backed securities strategies, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.06%.

For its services to The Core Fixed Income Portfolio for assets allocated to corporate securities strategies, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.15%.

During the fiscal year ended June 30, 2019, Mellon received a fee of 0.06% of the average daily net assets of that portion of the Portfolio allocated to it in government and mortgage/asset backed securities strategies. During the fiscal year ended June 30, 2019, no assets were allocated to Mellon in corporate securities strategies.

The Fixed Income Opportunity Portfolio

The Fixed Income Opportunity Portfolio is currently managed by five Specialist Managers: CLIM, Fort Washington Investment Advisors, Inc. (“Fort Washington”), Mellon, Parametric and Western Asset Management Company, LLC (“Western Asset”).

Fort Washington’s principal offices are located at 303 Broadway, Suite 1200, Cincinnati, OH 45202. Western Asset’s principal offices are located at 385 E. Colorado Blvd., Pasadena, CA 91101.

Each of these Specialist Managers is compensated according to its own fee schedule, including in some cases a single Specialist Manager earning different fees for different strategies, as follows:

CLIM

CLIM is entitled to receive an annual fee of 0.45% of average daily net assets of the Portfolio allocated to CLIM.

During the fiscal year ended June 30, 2019, CLIM was not allocated any assets of the Portfolio.

Fort Washington

For its services to the Portfolio, Fort Washington receives a fee at the annual rate of 0.40% of the first $25 million of the Combined Assets (as defined below) that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% on all assets allocated to Fort Washington if the average daily net assets exceeds $200 million. For the purposes of computing Fort Washington’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Fort Washington in The Fixed Income Opportunity Portfolio and certain other assets managed by Fort Washington for clients of Hirtle Callaghan and Co., LLC.

During the fiscal year ended June 30, 2019, Fort Washington received a fee of 0.20% of the average daily net assets of the portion of The Fixed Income Opportunity Portfolio allocated to Fort Washington.

Mellon

For its services to The Fixed Income Opportunity Portfolio, Mellon receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.25%.

During the fiscal year ended June 30, 2019, Mellon was not allocated assets of The Fixed Income Opportunity Portfolio.

Parametric

For its services to the Portfolio related to its Liquidity Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to its Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to the Portfolio will be waived with respect to each calendar month during which no assets of the Portfolio were allocated to Parametric for investment in their Liquidity Strategy. During the fiscal year ended June 30, 2019, Parametric received a fee of 0.07% of the average daily net assets for the portion of the Portfolio allocated to the Liquidity Strategy.

For its services to the Portfolio related to its Targeted Strategy, Parametric receives a fee from the Portfolio, calculated daily and payable monthly in arrears, at the annual rate of 0.05% of the Targeted Strategy Assets (as defined below) committed to Parametric’s Targeted Strategy. The term “Targeted Strategy Assets” means the sum of the net assets of that portion of each of several Trust Portfolios allocated to Parametric from time-to-time in their Targeted Strategy. Parametric is also entitled to receive a flat fee of $5,000 per year, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to the Targeted Strategy Assets. During the fiscal year ended June 30, 2019, Parametric received a fee of 16.20% of the average daily net assets for the portion of the Portfolio allocated to the Liquidity Strategy.

Western Asset

For its services to The Fixed Income Opportunity Portfolio, Western Asset receives a fee at the annual rate of 0.75% of the average daily net assets of that portion of the Portfolio allocated to Western Asset.

During the fiscal year ended June 30, 2019, Western Asset received a fee of 0.75% of the average daily net assets of The Fixed Income Opportunity Portfolio.

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio is currently managed by two Specialist Managers: Agincourt and Mellon.

Each of these Specialist Managers is compensated according to its own fee schedule as follows:

Agincourt

Agincourt is entitled to receive an annual fee of 0.08% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.

During the fiscal year ended June 30, 2019, Agincourt received a fee of 0.08% of the average daily net assets of that portion of the Portfolio allocated to Agincourt.

Mellon

Mellon is entitled to receive a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.15%.

During the fiscal year ended June 30, 2019, no Portfolio assets were allocated to Mellon.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio is currently managed by one Specialist Manager, Mellon.

Mellon is entitled to receive a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.06%.

During the fiscal year ended June 30, 2019, Mellon received a fee of 0.06% of the average daily net assets of that portion of the Portfolio allocated to it.

Administration and Related Services. Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 4400 Easton Commons, Suite 200, Columbus, OH 43219.

Distribution Services. Ultimus Fund Distributors, LLC (“Ultimus”) provides certain services to the Trust pursuant to an agreement most recently approved by the Board on December 10, 2019, in connection with the issuance and sale of shares of the Portfolios of the Trust. Because shares of the Trust’s investment portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services provided by Ultimus are limited and are not primarily intended to result in the sale of Trust shares. Ultimus will receive an annual fee of $50,000 for performing the services listed under its agreement. The principal offices of Ultimus, a wholly-owned subsidiary of Ultimus Fund Solutions LLC, are located at 225 Pictoria Drive, suite 450, Cincinnati, OH 45246.

Holders of 5% of Shares on Record Date.

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of any of the Affected Portfolios as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Affected Portfolio.

SHAREHOLDER PROPOSALS.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accountants. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Dated: July 7, 2020

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

APPENDIX A

Pro Forma Fee and Expense Table: The Institutional International Equity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Institutional International Equity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which PIMCO would be compensated under the Proposed Agreements is higher than some of the fee schedules applicable to the Specialist Managers currently serving the Portfolio and lower than others. Accordingly, whether the overall level of advisory fees payable by the Portfolio would increase or decrease relative to advisory fees currently being incurred by the Portfolio will depend on the manner in which the Adviser allocates portions of the Portfolio’s assets among the various Specialist Managers. Based on the anticipated initial allocation of assets to PIMCO, it is expected that the overall advisory fees payable by the Portfolio will decrease.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the management fees and expenses that would have been incurred during such periods had PIMCO managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $1.9 billion.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 13% to Artisan Partners LP (“Artisan”); 43% to Cadence Capital Management, LLC (“Cadence”); 20% Causeway Capital Management, LLC (“Causeway”); 5% to CLIM; 15% to Lazard Asset Management LLC (“Lazard”); 0% to Mellon’s Developed Markets Strategies; 0% to Mellon’s Emerging Markets Strategy; 4% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy and 0% to HC Capital Solutions. As of June 16, 2020, Artisan, Cadence, Causeway and Lazard no longer serve as Specialist Managers to the Portfolio. Prior to June 16, 2020, Mellon received a fee of 0.10% for its developed markets strategies.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 6% to CLIM; 79% to Mellon’s Developed Markets Index Strategies; 0% to Mellon’s Developed Markets Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 5% to PIMCO; 9% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreement as of 6/30/2019
Management Fees*	0.36%	0.16%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Portfolio Operating Expenses	0.50%	0.30%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$51	$31
3 years	$160	$97
5 years	$280	$169
10 years	$628	$381

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 13% to Artisan Partners LP (“Artisan”); 43% to Cadence Capital Management, LLC (“Cadence”); 20% Causeway Capital Management, LLC (“Causeway”); 5% to CLIM; 15% to Lazard Asset Management LLC (“Lazard”); 0% to Mellon’s Developed Markets Strategies; 0% to Mellon’s Emerging Markets Strategy; 4% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy and 0% to HC Capital Solutions. As of June 16, 2020, Artisan, Cadence, Causeway and Lazard no longer serve as Specialist Managers to the Portfolio. Prior to June 16, 2020, Mellon received a fee of 0.10% for its developed markets strategies.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 6% to CLIM; 79% to Mellon’s Developed Markets Index Strategies; 0% to Mellon’s Developed Markets Factor Strategies; 0% to Mellon’s Emerging Markets Strategy; 5% to PIMCO; 9% to Parametric’s Liquidity Strategy; 1% to Parametric’s Targeted Strategy and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreement as of 6/30/2019
Management Fees*	0.36%	0.16%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Portfolio Operating Expenses	0.75%	0.55%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$77	$56
3 years	$240	$176
5 years	$417	$307
10 years	$930	$689

APPENDIX B

Pro Forma Fee and Expense Table: The Core Fixed Income Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Core Fixed Income Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which PIMCO would be compensated under the Proposed Agreements is higher than any of the fee schedules applicable to the Specialist Managers currently serving the Portfolio. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio. The extent of such an increase will depend on the manner in which the Adviser allocates portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the management fees and expenses that would have been incurred during such periods had PIMCO managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $68.2 million.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 40% to Agincourt; 0% to Mellon’s Corporate Strategy; 55% to Mellon’s Government/Mortgage/Asset Backed Strategies; and 5% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 41% to Agincourt; 0% to Mellon’s Corporate Strategy; 54% to Mellon’s Government/Mortgage/Asset Backed Strategies; 5% to PIMCO; and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreement as of 6/30/2019
Management Fees*	0.11%	0.14%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.36%	0.39%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$37	$40
3 years	$116	$125
5 years	$202	$219
10 years	$456	$493

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 40% to Agincourt; 0% to Mellon’s Corporate Strategy; 55% to Mellon’s Government/Mortgage/Asset Backed Strategies; and 5% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 41% to Agincourt; 0% to Mellon’s Corporate Strategy; 54% to Mellon’s Government/Mortgage/Asset Backed Strategies; 5% to PIMCO; and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreement as of 6/30/2019
Management Fees*	0.11%	0.14%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.24%	0.24%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Portfolio Operating Expenses	0.61%	0.64%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$62	$65
3 years	$195	$205
5 years	$340	$357
10 years	$762	$798

APPENDIX C

Pro Forma Fee and Expense Table: The Fixed Income Opportunity Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The Fixed Income Opportunity Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which PIMCO would be compensated under its Proposed Agreement is higher than some of the fee schedules applicable to the Specialist Managers currently serving the Portfolio and lower than others, while the fee rates at which Sound Point would be compensated under its Proposed Agreement is higher than any of the fee schedules applicable to the Specialist Managers currently serving the Portfolio. Accordingly, whether the overall level of advisory fees payable by the Portfolio would increase or decrease relative to advisory fees currently being incurred by the Portfolio will depend on the manner in which the Adviser allocates portions of the Portfolio’s assets among the various Specialist Managers. Based on the anticipated initial allocation of assets to PIMCO and Sound Point, it is expected that the overall advisory fees payable by the Portfolio will decrease.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the management fees and expenses that would have been incurred during such periods had PIMCO and/or Sound Point managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $597.8 million.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 63% to Fort Washington; 0% to CLIM; 0% to Mellon; 12% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy; 25% to Western Asset; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of 0% to Fort Washington; 0% to CLIM; 0% to Mellon; 5% to PIMCO; 90% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy; 5% to Sound Point; 0% to Western Asset; and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019 Assuming Both Agreements are Approved	Fees Under Proposed Agreements as of 6/30/2019 Assuming Only PIMCO Agreement is Approved	Fees Under Proposed Agreements as of 6/30/2019 Assuming Only Sound Point Agreement is Approved
Management Fees*	0.39%	0.23%	0.14%	0.21%
Other Expenses	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Portfolio Operating Expenses	0.50%	0.34%	0.25%	0.32%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if both Proposed Agreements had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2019 if only the PIMCO Proposed Agreement had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2019 if only the Sound Point Proposed Agreement had been in place during such period
1 year	$51	$35	$26	$33
3 years	$160	$109	$80	$103
5 years	$280	$191	$141	$180
10 years	$628	$431	$318	$406

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 63% to Fort Washington; 0% to CLIM; 0% to Mellon; 12% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy; 25% to Western Asset; and 0% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of 0% to Fort Washington; 0% to CLIM; 0% to Mellon; 5% to PIMCO; 90% to Parametric’s Liquidity Strategy; 0% to Parametric’s Targeted Strategy; 5% to Sound Point; 0% to Western Asset; and 0% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreements as of 6/30/2019 Assuming Both Agreements are Approved	Fees Under Proposed Agreements as of 6/30/2019 Assuming Only PIMCO Agreement is Approved	Fees Under Proposed Agreements as of 6/30/2019 Assuming Only Sound Point Agreement is Approved
Management Fees*	0.39%	0.23%	0.14%	0.21%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.08%	0.08%	0.08%	0.08%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Portfolio Operating Expenses	0.75%	0.59%	0.50%	0.57%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if both Proposed Agreements had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2019 if only the PIMCO Proposed Agreement had been in place during such period	Expenses that would have been incurred during the FYE 6/30/2019 if only the Sound Point Proposed Agreement had been in place during such period
1 year	$77	$60	$51	$58
3 years	$240	$189	$160	$183
5 years	$417	$329	$280	$318
10 years	$930	$738	$628	$714

APPENDIX D

Pro Forma Fee and Expense Table: The U.S. Corporate Fixed Income Securities Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which PIMCO would be compensated under the Proposed Agreements is higher than any of the fee schedules applicable to the Specialist Managers currently serving the Portfolio. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio. The extent of such an increase will depend on the manner in which the Adviser allocates portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the management fees and expenses that would have been incurred during such periods had PIMCO managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $312.3 million.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 98% to Agincourt; 0% to Mellon; and 2% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 88% to Agincourt; 0% to Mellon; 5% to PIMCO; and 7% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreement as of 6/30/2019
Management Fees*	0.13%	0.15%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.21%	0.23%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$22	$24
3 years	$68	$74
5 years	$118	$130
10 years	$268	$293

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 98% to Agincourt; 0% to Mellon; and 2% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 88% to Agincourt; 0% to Mellon; 5% to PIMCO; and 7% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreement as of 6/30/2019
Management Fees*	0.13%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses**	0.08%	0.08%
Total Portfolio Operating Expenses	0.46%	0.48%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.
**

Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$47	$49
3 years	$148	$154
5 years	$258	$269
10 years	$579	$604

APPENDIX E

Pro Forma Fee and Expense Table: The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”). Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectuses for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

As indicated in the Proxy Statement, the fee rates at which PIMCO would be compensated under the Proposed Agreements is higher than the fee schedule applicable to the Specialist Manager currently serving the Portfolio. Accordingly, the overall level of advisory fees payable by the Portfolio is expected to increase relative to advisory fees currently being incurred by the Portfolio. The extent of such an increase will depend on the manner in which the Adviser allocates portions of the Portfolio’s assets among the various Specialist Managers.

The following tables compare the management fees and expenses (expressed as a percentage of average net assets) actually incurred by the Portfolio during the Portfolio’s fiscal year ended June 30, 2019, with the management fees and expenses that would have been incurred during such periods had PIMCO managed assets for the Portfolio in accordance with the Proposed Agreement. These hypothetical fees and expenses are based on assumptions regarding the percentage of the Portfolio that would have been allocated to the various Specialist Managers.

HC Strategic Shares

Fees and Expenses

The net assets of the Portfolio’s HC Strategic Shares as of June 30, 2019 were approximately $216.4 million.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 97% to Mellon; and 3% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 89% to Mellon; 5% to PIMCO; and 6% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreement as of 6/30/2019
Management Fees*	0.11%	0.13%
Other Expenses	0.14%	0.14%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.27%	0.29%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$28	$30
3 years	$87	$93
5 years	$152	$163
10 years	$343	$368

HC Advisors Shares

Fees and Expenses

The Portfolio’s HC Advisors Shares had no assets as of June 30, 2019.

As of June 30, 2019, the allocations for each of the Specialist Managers then serving the Portfolio were: 97% to Mellon; and 3% to HC Capital Solutions.

For the fee table if the Proposed Agreements are approved, the figures shown assume an eventual projected allocation of: 89% to Mellon; 5% to PIMCO; and 6% to HC Capital Solutions.

	Fees as of 6/30/2019	Fees Under Proposed Agreement as of 6/30/2019
Management Fees*	0.11%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.14%	0.14%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Portfolio Operating Expenses	0.52%	0.54%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions.

Examples. The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses as of 6/30/2019	Expenses that would have been incurred during the FYE 6/30/2019 if the Proposed Agreement had been in place during such period
1 year	$53	$55
3 years	$167	$173
5 years	$291	$302
10 years	$653	$677

APPENDIX F

Specialist Manager Guide

Information about PIMCO.

PIMCO is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 650 Newport Center Drive, Newport Beach, CA 92660. As of March 31, 2019, PIMCO had total assets under management of approximately $1.78 trillion, of which approximately $461 billion represented assets of mutual funds.

The Institutional International Equity Portfolio

Mohsen Fahmi is expected to be primarily responsible for the day-to-day management of that portion of the Institutional International Equity Portfolio allocated to PIMCO’s StocksPLUS Absolute Return EAFE Strategy. Mr. Fahmi is a managing director in the Newport Beach office, a generalist portfolio manager focusing on global fixed income assets and a member of PIMCO’s Investment Committee. Prior to joining PIMCO in 2014, he was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. In London earlier in his career, he was co-head of bond and currency proprietary trading at Tokai Bank Europe, head of the leveraged investment group at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has 35 years of investment experience and holds an MBA from Stanford University. He received a master’s degree in civil engineering from the Ohio State University and an undergraduate degree from Ain Shams University, Cairo.

The Core Fixed Income Portfolio

Scott Mather is expected to be primarily responsible for the day-to-day management of that portion of the Core Fixed Income Portfolio allocated to PIMCO’s Total Return Strategy. Mr. Mather is CIO U.S. Core Strategies and a managing director in the Newport Beach office. He is a member of the Investment Committee and a generalist portfolio manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was head of global portfolio management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO’s mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs in New York. He has 25 years of investment experience and holds a master’s degree in engineering, as well as undergraduate degrees, from the University of Pennsylvania.

The Fixed Income Opportunity Portfolio

Sonali Pier is expected to be primarily responsible for the day-to-day management of that portion of the Fixed Income Opportunity Portfolio allocated to PIMCO’s Diversified Income Strategy. Ms. Pier is an executive vice president and portfolio manager in the Newport Beach office, focusing on high yield and multi-sector credit opportunities. She is a member of the Diversified Income, High Yield and Crossover teams, and she has served as a rotating member on the firm’s Investment Committee and Americas Portfolio Committee. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has 17 years of investment experience and holds an undergraduate degree in economics from Princeton University.

The U.S. Corporate Fixed Income Securities Portfolio

Mark Kiesel is expected to be primarily responsible for the day-to-day management of that portion of the U.S. Corporate Fixed Income Securities Portfolio allocated to PIMCO’s Credit Opportunities Strategy. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research and PIMCO’s actively managed equity business. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in both 2010 and 2017. He has written extensively on the topic of global credit markets, founded the firm’s Global Credit Perspectives publication and regularly appears in the financial media. He joined PIMCO in 1996 and previously served as PIMCO’s global head of investment grade corporate bonds and as a senior credit analyst. He has 27 years of investment experience and holds an MBA from the University of Chicago’s Graduate School of Business. He received his undergraduate degree from the University of Michigan.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Daniel Hyman is expected to be primarily responsible for the day-to-day management of that portion of the U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio allocated to PIMCO’s Mortgage Opportunities Strategy. Mr. Hyman is a managing director and head of the agency mortgage portfolio management team in the Newport Beach office. He is the lead portfolio manager on PIMCO’s Ginnie Mae and Mortgage Opportunities Strategies. Mr. Hyman and team have been recognized by Lipper for their long-term performance on both of these flagship mortgage strategies. Prior to joining PIMCO in 2008, Mr. Hyman was a vice president at Credit Suisse, where he traded agency pass-throughs. He has 18 years of investment experience and holds an undergraduate degree from Lehigh University.

The name and principal occupation of each of the principal executive officers of PIMCO is as follows:

Name	Principal Occupation
Dan Ivascyn	Group CIO
Manny Roman	CEO
David Flattum, Global General Counsel	CLO
Jennifer Durham	CCO
Robin Shanahan/Peter Strelow	Co-COO
John Kirkowski	CFO
Dirk Manelski	CTO

PIMCO acts as an investment advisor with respect to each of the funds listed in the chart below. Each such fund has an investment objective and strategies similar to that of the one or more of the Affected Portfolios.

Identity of the Fund	Size of the Fund (as of 3/31/2020)*	Rate of Compensation
StocksPLUS Absolute Return Strategy	$7,297M	First $150 million: 0.45%, thereafter 0.40%
Total Return Strategy	$147,037M	First $25 million: 0.50%, next $25 million: 0.375%, thereafter: 0.250%
Diversified Income Strategy	$27,149M	First $100 million: 0.50%, next $100 million, 0.45%, thereafter 0.40%
Credit Opportunities Strategy	$719M	0.60%
Mortgage Opportunities Strategy	$54,504M	0.60%

*	Total assets in the respective PIMCO strategies

Information About Sound Point

Sound Point was established in 2008 and is a registered investment adviser. Sound Point had, as of March 31, 2020, approximately $20.17 billion in assets under management, of which approximately $697.5 million represented assets of mutual funds.

Stephen Ketchum and Giac Picco will be primarily responsible for the day-to-day management of the portion of the assets of The Fixed Income Opportunity Portfolio allocated to Sound Point.

Mr. Ketchum is the Founder, Managing Partner and Chief Investment Officer of Sound Point Capital Management, LP, overseeing the firm’s investments across all fund offerings. In addition, Mr. Ketchum is the lead Portfolio Manager for the Sound Point Credit Opportunities Fund and Sound Point CLO Fund, as well as a number of other accounts. Mr. Ketchum chairs the Management Committee and sits on most committees at the firm. A veteran with over 29 years’ experience in the credit markets, Mr. Ketchum founded Sound Point in 2008. Previously, he was Global Head of Media & Telecom Investment and Corporate Banking for Banc of America Securities (“BofA”), where he was a member of the Global Investment Banking Leadership Team. As Global Head of Media & Telecom Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion dollar portfolio of bank and bridge loans. Prior to joining BofA, he was a Managing Director at UBS in the TMT Investment Banking Group. From 1990 to 2000, he was employed in the Investment Banking Department of Donaldson, Lufkin & Jenrette, most recently as a Managing Director. Mr. Ketchum is on the Board of Trustees of the East Side House Settlement, the New York Police & Fire Widows’ & Children’s Benefit Fund and the Museum of the City of New York. Mr. Ketchum earned a B.A. from New England College, magna cum laude, and an M.B.A. from the Harvard Business School.

Mr. Picco joined Sound Point in 2014 and is currently Head of Capital Solutions and Alternative Lending and a Portfolio Manager for the Strategic Capital Strategy on the Opportunistic Credit platform. Additionally, Mr. Picco serves on the firm’s Strategic Capital Fund Investment Committee, Strategic Capital Fund Valuation Committee and Risk Committee. In his role, he focuses on sourcing and structuring specialty lending solutions to companies in need of liquidity or requiring complex financing structures. Prior to joining Sound Point, Mr. Picco was a Partner at KS Management Corp, an event-driven hedge fund. Prior to becoming a Partner, Mr. Picco served as Co-Head of Research. Prior to KS, Mr. Picco was an Associate at The Carlyle Group, where he worked on leveraged buyout transactions. Prior to Carlyle, he worked at Lazard Freres as a banker in their mergers and acquisitions group. Mr. Picco serves on the Board of Directors of OmniMax Holdings, Inc. He was also appointed to be non-executive independent Chairman of Seismic Library Enterprises, LLC, by Morgan Stanley. He has chaired and served on compensation, audit and governance committees for a variety of boards for both public and private companies. Mr. Picco serves as a regular guest lecturer specializing in structured lending at Columbia Business School. Mr. Picco earned a B.A. in History from Columbia University and an M.B.A. from Harvard Business School.

The address of Sound Point’s principal headquarters is 375 Park Avenue, New York, NY 10152. The name and principal occupation of each of the principal executive officers and each director of Sound Point is as follows:

Name	Principal Occupation
Stephen Ketchum	Founder, Managing Partner, Chief Investment Officer, and Member of the Board of Managers of Sound Point Capital Management, LP

James Carey	Senior Principal of Stone Point Capital LLC Member of the Board of Managers of Sound Point Capital Management, LP

Kevin Gerlitz	Chief Financial Officer of Sound Point Capital Management, LP

Wendy Ruberti	General Counsel and Chief Compliance Officer of Sound Point Capital Management, LP

Sarah Seelaus	Chief Operating Officer of Sound Point Capital Management, LP

Currently Sound Point does not act as an investment advisor to any other fund that has an investment objective and strategies similar to that of The Fixed Income Opportunity Portfolio.

EXHIBIT 1

Form of Portfolio Management Agreement with PIMCO

PORTFOLIO MANAGEMENT AGREEMENT

For The [                    ] Portfolio

AGREEMENT made this      day of             , 2020, between Pacific Investment Management Company LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware Statutory Trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios;

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The [                    ] Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Portfolio;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust (the “Account”). It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the

Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). Notwithstanding the foregoing, the Trust acknowledges and agrees that the Portfolio Manager is not a pricing vendor, the Portfolio Manager agrees to provide pricing information solely as an accommodation for the Portfolio and the Portfolio Manager shall not be liable for any damages or losses resulting from pricing information provided by the Portfolio Manager or for not having provided prices in a timely manner; and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that certain specified account management personnel will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

(v) Portfolio Manager may delegate trade execution and other support functions (but not portfolio management) to its affiliates which are either controlled by or under common control with the Portfolio Manager including PIMCO Asia Limited, PIMCO Australia Pty Ltd, PIMCO Asia Pte Ltd., PIMCO Deutschland GmbH, PIMCO Japan Ltd., and PIMCO Europe Ltd. Information may be shared between such companies as necessary to accomplish the purposes of this agreement. Additionally, Portfolio Manager will have the ability to delegate back office services to State Street Investment Manager Solutions, LLC. In all cases, Portfolio Manager shall remain liable as if such services were provided directly. No additional fees shall be imposed for such services except as otherwise agreed.

(vi) The Portfolio Manager is authorized on behalf of the Portfolio to (i) enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to make investments which shall include any market and/or industry standard documentation and the standard representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.

(vii) The Portfolio Manager shall have authority to instruct the custodian to: (i) pay cash for securities and other property delivered for the Account, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any derivatives contracts, and other property purchased or sold in the Account, and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Account with respect to any investments made. The Portfolio Manager shall not have the authority to cause the Trust to deliver securities and other property, or pay cash to the Portfolio Manager;

(viii) The investment authority granted to the Portfolio Manager shall include the sole authority to exercise whatever powers the Trust may possess with respect to any of its assets held in the Account, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer, and to delegate such authority or employ agents to exercise such authority. The Portfolio Manager will use commercially reasonable efforts to elect on corporate actions within the time frame prescribed by the custodian or other agent of the Account. The Portfolio Manager (including any delegates and/or agents) will not file class action claim forms or otherwise exercise any rights the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, the Account, unless the Portfolio Manager and the Trust mutually agree in writing that the Portfolio Manager takes any such actions.

(ix) The Portfolio Manager is authorized to effect cross transactions between the Account and other accounts managed by the Portfolio Manager and its affiliates.

(x) The Portfolio Manager shall not engage in securities lending transactions on behalf of the Account. If the custodian enters into securities lending transactions on behalf of the Account, the Trust or the custodian shall be responsible for ensuring that the securities or other assets in the Account are available for sale at all times. The Portfolio Manager shall not be liable for any loss resulting from the sale by the Portfolio Manager of a security that is not available in the Account for settlement as a result of such securities lending transactions.

(xi) On occasions when the Portfolio Manager deems the purchase or sale of a security or other instrument to be in the best interest of the Account as well as other of its clients, the Portfolio Manager is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold in order to obtain best execution and to elect, where appropriate, any beneficial regulatory treatment, including real time reporting delays. The Portfolio Manager may also on occasion purchase or sell a particular security or instrument for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law, allocation of the securities or instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to the Account and to such other customers.

(xii) To the extent that the Trust requests the Portfolio Manager’s assistance with compliance with the Trust’s obligations under Rule 22e-4 under the Investment Company Act, the Trust hereby consents to the Portfolio Manager’s sharing of Account holdings data and other information with State Street Bank and Trust Company or any other third party vendor that the Portfolio Manager may engage for this purpose.

(c) Title to all investments shall be held in the name of the Trust, provided that for convenience in buying, selling and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Account’s custodian bank, or its nominee, which bank shall be selected by the Trust. All cash and the indicia of ownership of all other investments shall be held by the Account’s custodian bank. The Portfolio Manager shall not be liable for any act or omission of such custodian bank.

(d) Notwithstanding any other provision to the contrary, the Portfolio Manager shall have no obligation to perform the following services: (a) those beyond traditional subadvisory services, including shareholder services or support functions, such as responding to shareholders’ questions about the Portfolio or its investments or strategies, or preparing and filing materials for distribution to the Portfolio’s shareholders, including statistical information about the Portfolio and materials regarding the Portfolio’s performance or investments; (b) provision of legal, accounting or tax advice with respect to the Portfolio or its investments by the Portfolio Manager’s in-house legal, accounting or tax departments; (c) providing employees of the Portfolio Manager to serve as officers of the Portfolio; or (d) providing the Portfolio’s Chief Compliance Officer and associated staff or overseeing the Portfolio’s compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, except to the extent that such oversight responsibilities are required to be performed by the Portfolio Manager under its compliance program adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 as amended (“Investment Advisers Act”).

3. Portfolio Transaction and Brokerage. In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to obtain best execution on behalf of the Account. Portfolio Manager may, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s

Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list. Portfolio Manager shall not be deemed to have breached this section if the list currently in the possession of the Portfolio Manager prior to the purchase in question did not name such broker or dealer as an affiliate. The Portfolio Manager shall not be liable for any act or omission of any brokerage firm or firms or counterparties designated by the Trust or chosen by the Portfolio Manager with reasonable care.

4. Expenses and Compensation. Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee as set forth in Schedule A hereto.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was specifically identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Account as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Portfolio as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, member, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

(g) The Portfolio Manager is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Trust by any one or more of those persons designated as representatives of the Trust whose names, titles and specimen signatures appear in Schedule B attached hereto. The Trust shall provide a Secretary Certificate, Incumbency Certificate, or similar document indicating that the persons designated as representatives have the authority to bind the Trust. The Trust may amend such Schedule B from time to time by written notice to the Portfolio Manager. The Portfolio Manager shall continue to rely upon these instructions until notified by the Advisor to the contrary.

(h) The Portfolio Manager shall not be deemed to have breached this Agreement in connection with fluctuations arising from market movements and other events outside the control of the Portfolio Manager.

(i) The Trust shall indemnify and hold harmless the Portfolio Manager and its officers, directors, trustees, managers, partners, employees, affiliates and agents from and against any and all liabilities, losses, claims, damages and expenses, including reasonable attorneys’ fees and expenses, of any kind or nature directly or indirectly resulting solely from or solely out of: (i) any material misrepresentation, breach of any material representation or failure to comply with any provision, warranty or obligation made by the Trust or its agents in connection with this Agreement or any applicable laws and regulations; (ii) any actions or failure to act by the Trust or its agents in connection with this Agreement that results in a violation of any law; or (iii) any gross negligence, willful misfeasance, bad faith or reckless disregard by the Trust or its affiliates or agents in fulfilling the Trust’s obligations under this Agreement. .

6. Permissible Interest. Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments. This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name. Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is or becomes publicly known or available through no act or failure to act of the receiving party under this Agreement; (ii) information that was lawfully obtained by the receiving party from a third party without any obligation known to the recipient to maintain the information as proprietary or confidential; (iii) information that was independently developed by the recipient without any use of or reference to such proprietary information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

Unless and until instructed in writing to the contrary by the Portfolio Manager, the Trust agrees to hold the information provided by the Portfolio Manager with respect to the Account, including purchases, sales, holdings, or other information provided by the Portfolio Manager with respect to the Account, (“Portfolio Confidential Information”) in strict confidence and to take commercially reasonable precautions to protect such Confidential Information including, but not limited to all precautions the Trust employs with respect to its own confidential materials, but in no event less than commercially reasonable care.

The Trust shall, and it shall direct its employees, officers, and agents (collectively, “Representatives”) to, handle, use, treat and utilize such Portfolio Confidential Information only as follows: (i) use such Portfolio Confidential Information only for the Trust’s purposes; (ii) reproduce such Portfolio Confidential Information only to the extent reasonably necessary for such purpose; (iii) restrict disclosure of such Portfolio Confidential Information to its Representatives with a need to know that are directed to comply with the terms of the Agreement; (iv) use such Portfolio Confidential Information only for the purpose for which it was disclosed and not use or exploit such Portfolio Confidential Information for its own benefit or the benefit of another without the prior written consent of the Portfolio Manager; (v) not disclose such Portfolio Confidential Information or any information derived therefrom to any third party other than its Representatives and as required by law, regulation and legal process, without prior written approval of the Portfolio Manager. The Trust shall be responsible for any breach of the Agreement by its Representatives.

The Trust shall promptly advise the Manager in the event that it becomes aware of the unauthorized disclosure or use of any Portfolio Confidential Information in contravention of the Agreement.

In the event that the Trust receives notice from any person that it may become legally required or compelled to disclose any of the Portfolio Confidential Information, the Trust will promptly supply the Portfolio Manager with written notice thereof (if legally permitted and practicable) and the Portfolio Manager shall have the opportunity to seek a protective order or other arrangement to prevent the disclosure of the Portfolio Confidential Information. The Trust may make disclosures of Portfolio Confidential Information as required by law or court order provided the Trust uses commercially reasonable efforts to limit disclosure and to seek confidential treatment or a protective order and allows the Portfolio Manager to participate in the proceeding.

Subject to the investment objectives, policies and restrictions applicable to the Account, the Portfolio Manager and any trading counterparties are authorized to disclose transaction and other information to data repositories and regulators for the purposes of meeting applicable transaction and other regulatory reporting requirements.

The Trust acknowledges and agrees that due to the unique nature of Portfolio Confidential Information, the loss by the Portfolio Manager that may be suffered as a result of the breach, or threatened breach, of the covenants and agreements contained herein by the Trust might be immediate, irreparable and might not be adequately remedied by a judgment awarding monetary damages, and that in addition to any recovery of damages at law, the Portfolio Manager shall be entitled to seek (at its own expense) injunctive and, if appropriate, other equitable relief in that regard.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCCI”)), “HC Capital” and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Pacific Investment Management Company LLC Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The Trust shall also have sole responsibility for the accuracy and completeness of the Registration Statement, except for information regarding the Portfolio Manager that has been specifically approved by the Portfolio Manager for inclusion therein, or other information regarding the Portfolio provided by the Portfolio Manager for inclusion therein. For purposes of this Section 8, performance data shall mean data regarding the performance achieved by the Portfolio Manager in managing the Account and information that is available through third party organizations engaged in the business of gathering and evaluating performance and other data relating to the investment management industry.

It is acknowledged and agreed that the names “Pacific Investment Management Company LLC” and “PIMCO” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“PIMCO Marks”), are valuable property of the Portfolio Manager and that the use of the PIMCO Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements.

Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act, it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided to the Account pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the policies of Portfolio Manager with regard to personal trading of its directors, partners, officers and employees. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any non-confidential information concerning Portfolio Manager and its members, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

The Trust represents and warrants that:

(a) The Portfolio is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Trust will promptly notify the Portfolio Manager if the Portfolio ceases to be a QIB.

(b) The Account’s assets are free from all liens and charges, and the Trust undertakes that no liens or charges will arise from the acts or omissions of the Trust which may prevent the Portfolio Manager from giving a first priority lien or charge on the assets solely in connection with the Portfolio Manager’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Portfolio with respect to any investments made for the Account.

(c) The Trust is a “qualified eligible person” (“QEP”) as defined in Commodity Futures Trading Commission Rule 4.7 (“CFTC Rule 4.7”), and the Trust will promptly notify the Portfolio Manager if the Trust ceases to be a QEP, and hereby consents to be treated as an “exempt account” under CFTC Rule 4.7;

(d) The Trust has all necessary power and authority to execute, deliver and perform the Agreement and all transactions contemplated hereby and such execution, delivery and performance will not violate any applicable law, rule, regulation, governing document (e.g., Certificate of Incorporation or Bylaws), contract or other material agreement binding upon the Trust.

(e) The Trust has established “know your customer” policies and procedures that comply with all applicable regulations and which are reasonably designed to detect and prevent each client from using the Portfolio Manager’s services for illegal purposes, including to launder money or finance terrorist activities. To the best of the Trust’s knowledge, the Account does not contain funds derived from unlawful activity and/or violates U.S. anti-money laundering laws.

(f) None of the beneficial owners of the assets in the Account are a “government entity” within the meaning of Rule 206(4)-5 under the Investment Advisers Act and the Trust will promptly notify the Portfolio Manager if any government entity assets are contributed to the Account.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by electronic mail, by hand or via overnight delivery service as follows:

If to the Trust:

Ms. Colette Bergman

Vice President & Treasurer

HC Capital Trust

Five Tower Bridge, 300 Barr Harbor Drive, Suite 300

West Conshohocken, PA 19428

E-mail:

If to Portfolio Manager:

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Fax: 949-720-1376

Attention: General Counsel

E-mail: IMAnotices@pimco.com

cc: Caleb Pitters, Account Manager

E-mail: caleb.pitters@pimco.com

cc: Dan Kaminski, Account Manager

E-mail: dan.kaminski@pimco.com

The Trust consents to the delivery of Account statements, reports and other communications (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Trust, in lieu of sending such Account Communications as hard copies via fax, mail or other means. The Trust confirms that it has provided the Portfolio Manager with at least one valid electronic mail address where Account Communications can be sent. The Trust acknowledges that the Portfolio Manager reserves the right to distribute certain Account Communications via fax, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Trust may withdraw consent to electronic delivery at any time by giving the Portfolio Manager notice pursuant this Section 11.

12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part 2 of the Portfolio Manager Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Pacific Investment Management Company LLC

By:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

ATTEST:	The HC Capital Trust (on behalf of The [ ] Portfolio)

By:

SCHEDULE A

FEE SCHEDULE

HC CAPITAL TRUST

The [                    ] Portfolio (Account #                     )

[Date]

Following is the schedule of annual fees for advice and counseling services performed by the Portfolio Manager with respect to the assets of the Account.

[                                         ]

Fees are payable monthly in arrears and are computed based on the market value of the Account as reported on the custodian’s statement at the end of the billing period prorated for contributions or withdrawals in accordance with Portfolio Manager’s standard policy, which currently provides for adjustments of daily net flows in excess of 1% of the account market value when calculating fees under this Agreement. Portfolio Manager may periodically re-evaluate its standard policy and reduce or increase the percentage threshold for cash flow proration.

Fees shall be payable by the Trust within 30 calendar days of receipt of an invoice. In the event of the termination of the Agreement, any outstanding invoice(s) shall become immediately payable by the Trust as well as the final fees upon receipt of the invoice for such fee.

Fees shall be prorated on a daily basis when the Account is under the supervision of the Portfolio Manager for a portion of any quarter except that in the event services are terminated in the first three months, the Account shall be liable for the first three months’ fees.

The Account is comprised of all funds and assets, including cash, cash accruals, additions, substitutions and alterations which are subject to advice by the Portfolio Manager.

The Trust shall be responsible for the payment of any value-added, withholding or other applicable tax, if any, that may be assessed, due or owed in connection with payment of the management fee hereunder. To the extent applicable, if any such taxes are assessed, due or owed by the Trust in connection with the Trust’s payment of the Portfolio Manager’s fee, the Trust will pay such amounts as required and will otherwise hold the Portfolio Manager harmless for the payment of such taxes.

EXHIBIT 2

Proposed Portfolio Management Agreement with Sound Point

PORTFOLIO MANAGEMENT AGREEMENT

For The Fixed Income Opportunity Portfolio

This Portfolio Management Agreement (“Agreement”) is made as of the      day of          2020, between Sound Point Capital Management, LP, a limited partnership organized in the state of Delaware (“Portfolio Manager”), and HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”), that offers several series of shares of beneficial interests representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain Portfolio Manager to provide a program of investment management to that portion of the assets of The Fixed Income Opportunity Portfolio of the Trust (“Portfolio”) that may from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees (“Board,” and each member thereof, “Trustee”), and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust.

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager. The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, Portfolio Manager shall at all times act in accordance with (a) this Agreement, (b) the investment objectives, policies and restrictions applicable to the Portfolio in the then current Registration Statement of the Trust and (c) the Investment Company Act and the rules and regulations promulgated thereunder and any other applicable federal securities laws.

2. Duties of Portfolio Manager. (a) Portfolio Manager shall provide a program of investment management for that portion of the assets of the Portfolio (such portion, the “Account”) that may from time to time be allocated to it by, or under the supervision of, the Board, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all or a portion of the assets of the Portfolio, and that the Board and/or HC Capital Solutions (a division of Hirtle, Callaghan & Co., LLC), the Trust’s investment adviser (the “Adviser”), has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board and the Adviser, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold, the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. In accordance with Rule 12d3-1 and Rule 17a-10 under the Investment Company Act and any other applicable law or regulation, Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records that reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations or its document retention policies to which it may be subject or which are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s Registration Statement and monitoring investments made in the Account to ensure (A) compliance with the various limitations on investments applicable to the Portfolio under the Investment Company Act and (B) that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; and

(iv) render regular reports to the Trust concerning the performance by Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board or Adviser, attend (in person or telephonically) meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust or Adviser upon reasonable notice during normal business hours, to review the investments and investment program of the Account.

(c) Portfolio Manager will promptly report to the Trust any transactions or holdings of which it has knowledge which may violate (a) this Agreement, (b) the investment objectives, policies and restrictions applicable to the Portfolio in the then current Registration Statement of the Trust or (c) the Investment Company Act or the rules and regulations promulgated thereunder or any other applicable federal securities laws.

(d) Portfolio Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested and shall do so in the best interests of the Trust’s shareholders and in accordance with applicable law.

(e) Except as otherwise agreed to in writing by the Trust, responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issuer of securities held in or formerly held in the Account or to advise or take any action with respect to any litigation shall remain with the Trust, and Portfolio Manager shall not have any responsibility to, and shall not, initiate, consider or participate in any such matters on behalf of the Account. However, Portfolio Manager shall reasonably consult with the Trust’s requests in this regard.

3. Portfolio Transaction and Brokerage. (a) In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances in accordance with its Best Execution policy. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that such practice is subject to review by the Board. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” (as such term is defined in the Investment Company Act) of the Trust or Portfolio Manager, including any other investment advisory organization that may from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder.

(b) The Trust shall provide Portfolio Manager with a list of each entity that is an “affiliated person” (as such term is defined in the Investment Company Act) of the Trust or the Adviser, including any other investment advisory organization that may from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, with an indication thereon that each such listed person is (or is not) a registered broker or dealer, and shall update such list promptly after the Trust becomes aware that any information thereon is inaccurate, including at any time that there is such an affiliated person that is not set forth on such list, or that any person included on such list is no longer such an affiliated person.

(c) The Account’s assets shall be maintained in the custody of its custodian. Any assets added to the Account shall be delivered directly to such custodian, and Portfolio Manager shall have no liability for the acts or omissions of any custodian of the Account, the Portfolio, or the Trust.

4. Expenses and Compensation. (a) Except for expenses specifically assumed or agreed to be paid by Portfolio Manager under this Agreement, Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. Notwithstanding the foregoing, except as otherwise agreed to in writing by the Trust, Portfolio Manager shall bear its own operating and overhead expenses attributable to the provision of its investment management services, as well as all travel and related expenses.

(b) For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears within 30 days after each month end at the annual rate of 2.00% of the average daily net assets of the Account.

(c) The provisions of this Section 4 shall survive termination of this Agreement with respect to expenses or fees relating to periods prior to the such termination.

5. Limitation of Liability and Indemnification. (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Portfolio, except a loss to the Account resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 5(a), the term “Portfolio Manager” shall include any affiliates of Portfolio Manager, and the partners, shareholders, directors, officers and employees of Portfolio Manager and such affiliates.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the information set forth in Portfolio Manager’s current Form ADV; (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 8 of this Agreement; or (iii) information provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined, provided that a copy of each SEC Filing is provided to Portfolio Manager: (A) at least 10 business days prior to the date on which it will become effective, in the case of a Registration Statement; (B) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (C) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s Registration Statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are furnished to shareholders of the Trust and/or filed with the SEC.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust from any claims, liabilities and expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein relating to Portfolio Manager, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s then current Form ADV, information provided, in writing, in accordance with Section 8 of this Agreement or information furnished by Portfolio Manager for the purpose of inclusion in SEC Filings, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a Registration Statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. As used in this Section 5(c), the term “Trust” shall include the Trust, the Adviser and each of their affiliates, and the Trustees, partners, shareholders, directors, officers and employees of the Trust, the Adviser and such affiliates.

(d) The Trust agrees to indemnify and hold harmless Portfolio Manager from any Losses, to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, unless such statement or omission was made in reliance upon Portfolio Manager’s then current Form ADV, information provided, in writing, in accordance with Section 8 of this Agreement or information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filing, provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a Registration Statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of any Trust shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. As used in this Section 5(d), the term “Portfolio Manager” shall include Portfolio Manager, each of its affiliates, and partners, shareholders, directors, officers and employees of Portfolio Manager and such affiliates and each person, if any, who controls Portfolio Manager or any such affiliate within the meaning of Section 15 of the Securities Act.

(e) In the event that a legal proceeding is commenced against a person (an “Indemnified Person”) on the basis of claims for which Portfolio Manager or the Trust, as applicable, would, if such claims were to prevail, be required to indemnify such Indemnified Person pursuant to Section 5(c) or Section 5(d) above, Portfolio Manager or the Trust, as the case may be, will, at the Trust’s expense (subject to Section 5(c) above) or Portfolio Manager’s expense (subject to Section 5(d) above), respectively, provide such assistance as the Indemnified Person may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available upon reasonable advance notice and during normal business hours, for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that Portfolio Manager will not be required to pay any Losses of the Trust and its associated persons except to the extent it may be required to do so under Section 5(c) above, and the Trust will not be required to pay any Losses of Portfolio Manager and its associated persons except to the extent it may be required to do so under Section 5(d) above.

(f) The indemnification obligations set forth in Section 5(c) and Section 5(d) shall not apply unless upon receipt by the Trust (or its associated persons) or Portfolio Manager (or its associated persons), as the case may be, of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) or 5(d) may apply, the Indemnified Party notifies Portfolio Manager or the Trust, as the case may be, within 30 days and in writing (which may be electronic), of such receipt and provides to Portfolio Manager or the Trust, as the case may be, the opportunity to participate in the defense and/or settlement of any such action or claim.

(g) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by Portfolio Manager; or (ii) acts of Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio or actions of the Board. Furthermore, Portfolio Manager will (A) have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement and (B) not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to Portfolio Manager, in writing, by any officer, employee or Trustee, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(h) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 5 shall not be construed so as to provide for the exculpation or indemnification of any party for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on parties that act in good faith), to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law.

(i) The provisions of this Section 5 shall survive termination of this Agreement.

6. Duration, Termination and Amendments. (a) This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two (2) years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board or the vote of the holders of a majority of the outstanding voting securities (as defined below) of the Portfolio; and (ii) the affirmative vote, cast in person (if required by law) at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board who are not “interested persons” (as defined below) of the Trust or any investment adviser to the Trust (“Independent Trustees”) which results will be communicated to Portfolio Manager.

(b) This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty (60) days prior written notice (which may be electronic) to the other party, which notice may be waived by the party entitled to it. This Agreement shall terminate upon its assignment (as defined below). Upon any termination, Portfolio Manager shall cooperate in good faith with the Trust and the Adviser, and shall use its commercially reasonable efforts, to transition the investment management services provided for herein to a successor sub-adviser to the Portfolio on the terms and within such period of time as reasonably requested by the Trust.

(c) This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby; provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding voting securities, such approval must be obtained before any such amendment may become effective.

(d) For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act and the rules thereunder.

7. Confidentiality; Use of Name. (a) Portfolio Manager, on the one hand, and the Trust, on the other hand, acknowledge and agree that during the term of this Agreement the parties may have access to information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers) (the Trust or Portfolio Manager, as applicable, the “Disclosing Party”), and that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information” with respect to the applicable Disclosing Party). Each party agrees that, as the recipient of Confidential Information of a Disclosing Party, such party and its officers and employees (x) shall use reasonable measures, at least as great as the measures it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential such Confidential Information and (y) will not (1) use or (2) disclose such Confidential Information or information contained in, or derived from such Confidential Information for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets; provided, however, that the foregoing clauses (x) and (y) shall not apply in the case of: (i) information that is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the Disclosing Party; (ii) information rightfully received from another person prior to its receipt from the Disclosing Party, provided that the receiving party does not know or have reason to know that such other person is subject to a duty of confidentiality with respect to such Confidential Information; and (iii) information that is independently developed by the receiving party without reliance upon or use of any of such Confidential Information; and the foregoing clauses (x) and (y)(2) shall not apply in the case of (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall provide the Disclosing Party with written notice and request such confidential treatment of such information as may be reasonably available, except when such request is made pursuant to a routine audit or examination.

(b) Each party, as the recipient of Confidential Information of a Disclosing Party, may disclose such Confidential Information to such party’s and such party’s affiliates’ directors, officers, partners, employees (including legal and compliance personnel), agents, representatives, advisors (including, in the case of the Trust, the Adviser), service providers (including legal counsel and accountants), and potential financing counterparties who (i) need to know the Confidential Information in connection with this Agreement, (ii) have been informed of the confidential nature of such Confidential Information, and (iii) have been advised that such Confidential Information is to be kept confidential and not used for any other purpose in accordance with the limitations on disclosure and use set out in this Section 7.

(c) It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle, Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of any of them, as well as any logo that is now or shall later become associated with such names (collectively, “HC Marks”), are valuable property of HCC and that the use of the HC Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that, other than for the purpose of complying with regulatory requirements, it will not use any HC Mark without the prior written consent of the Trust and that HCC and its affiliates own and will retain all right, title and interest in and to the HC Marks.

(d) Portfolio Manager grants to the Trust and its agents (including the Adviser) a non-exclusive and non-transferable permission to use the “Sound Point Capital Management” name and any logo or mark associated therewith (whether now or in the future) (collectively, the “Portfolio Manager Marks”) for the purpose of display in the Trust’s marketing materials and sales literature. No other use by the Trust or its agents (including the Adviser) of the Portfolio Manager Marks is permitted hereunder unless agreed otherwise in writing by Portfolio Manager. The Trust and its agents shall not place or depict the Portfolio Manager Marks in any manner that would tend to denigrate, disparage, tarnish, dilute, misrepresent or otherwise adversely affect or take advantage of such Portfolio Manager Marks. The Trust and its agents acknowledge that Portfolio Manager and its affiliates own and will retain all right, title and interest in and to the Portfolio Manager Marks. Furthermore, Portfolio Manager consents to use of its performance data in respect of the Account and other pertinent data by the Trust and its agents for use in the Trust’s marketing and sales literature which has been reviewed and approved by Portfolio Manager before such use. Notwithstanding anything contained herein, the Trust agrees that it, and its agents (including the Adviser and any selling agents for the Trust), shall cease to use such information, the Portfolio Manager Marks and the name of Portfolio Manager, its affiliates, or any of their respective employees in any materials that are prepared, distributed, or filed after the termination of this Agreement, except to the extent that such use is necessary to comply with law or regulation, including use in any Registration Statement or similar legally mandated disclosure document during the time that such document remains in effect.

(e) Portfolio Manager may use performance data it generates in connection with the Account; provided that the Trust and the Portfolio are not specifically identified by name without approval of the Trust.

(f) The provisions of this Section 7 shall survive termination of this Agreement.

8. Representation, Warranties and Agreements of Portfolio Manager. Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any proceeding that renders Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by Portfolio Manager with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to laws, regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information and Portfolio Manager agrees that it will respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the management of the Account or preparation of any registration statement, proxy materials, report or other document required under applicable state or Federal laws to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

(d) Portfolio Manager is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by the Internal Revenue Service or a securities, banking insurance or other financial services regulator.

(e) Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders, Board, Trustees, officers, employees or agents of the Trust.

9. Representation, Warranties and Agreements of the Trust.

(a) The Trust represents and warrants that the Adviser is registered as an investment adviser under the Investment Advisers Act. The Trust will promptly report to Portfolio Manager (i) the Adviser’s failure to maintain such registration in full force and effect and (ii) the commencement of any formal proceeding against the Adviser that renders the Adviser ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Upon request of Portfolio Manager, the Trust shall promptly supply Portfolio Manager with any information concerning the Trust that Portfolio Manager may reasonably require in connection with the management of the Account.

(c) Neither the Trust nor the Adviser is currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by the Internal Revenue Service or a securities, banking insurance or other financial services regulator.

10. Status of Portfolio Manager. The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services, and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Notices. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by electronic mail, certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

HC Capital Trust

300 Barr Harbor Drive, Suite 500

West Conshohocken, PA 19428

Attention: General Counsel

Email: jeisner@hirtlecallaghan.com,

with a copy to dfelice@stradley.com

If to Portfolio Manager:

Sound Point Capital Management

375 Park Avenue, 33rd Floor

New York, NY 10152

Attention: Compliance

Email: compliance@soundpointcap.com

This section 11 shall survive the termination of this Agreement.

12. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware (other than the choice-of-law provisions thereof) provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, of the parties in connection therewith. No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy. To the extent applicable, this Section 12 shall survive the termination of this Agreement.

13. Form ADV. The Trust acknowledges receipt of Part 2 of Portfolio Manager’s Form ADV, copies of which have been provided to the Board.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Sound Point Capital Management, LP

By:

ATTEST:	HC Capital Trust (on behalf of The Fixed Income Opportunity Portfolio)

By:

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D19340-S03800	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:				For	Against	Abstain

1. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Institutional International Equity Portfolio, and Pacific Investment Management Company LLC (“PIMCO”).				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D19341-S03800

SPECIAL MEETING OF SHAREHOLDERS

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE FIXED INCOME OPPORTUNITY PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

(the “Affected Portfolios”)

OF

HC CAPITAL TRUST

AUGUST 7, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, August 7, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D19342-S03800	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:				For	Against	Abstain

2. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and PIMCO.				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D19343-S03800

SPECIAL MEETING OF SHAREHOLDERS

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE FIXED INCOME OPPORTUNITY PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

(the “Affected Portfolios”)

OF

HC CAPITAL TRUST

AUGUST 7, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, August 7, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D19344-S03800	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposals:				For	Against	Abstain

3. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and PIMCO.				☐	☐	☐

6. Approval of a Portfolio Management Agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and Sound Point Capital Management, LP (“Sound Point”).				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D19345-S03800

SPECIAL MEETING OF SHAREHOLDERS

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE FIXED INCOME OPPORTUNITY PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

(the “Affected Portfolios”)

OF

HC CAPITAL TRUST

AUGUST 7, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, August 7, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposals noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D19346-S03800	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:				For	Against	Abstain

4. Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Corporate Fixed Income Securities Portfolio, and PIMCO.				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D19347-S03800

SPECIAL MEETING OF SHAREHOLDERS

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE FIXED INCOME OPPORTUNITY PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

(the “Affected Portfolios”)

OF

HC CAPITAL TRUST

AUGUST 7, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, August 7, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D19348-S03800	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR the approval of the proposal:				For	Against	Abstain

5. Approval of a Portfolio Management Agreement between the Trust, on behalf of The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, and PIMCO.				☐	☐	☐

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D19349-S03800

SPECIAL MEETING OF SHAREHOLDERS

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE FIXED INCOME OPPORTUNITY PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

(the “Affected Portfolios”)

OF

HC CAPITAL TRUST

AUGUST 7, 2020

The undersigned appoints Mark Hausmann and Colette Bergman, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428, on Friday, August 7, 2020 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given with authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.